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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 9, 2008

                                MICROISLET, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                  001-32202             88-0408274
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)          File Number)       Identification No.)


        6370 NANCY RIDGE DRIVE, SUITE 112
              SAN DIEGO, CALIFORNIA                     92121
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     (Address of principal executive offices)         (Zip Code)


                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 15, 2008, we borrowed Five Hundred Thousand Dollars ($500,000) (the "Trust Loan") from the SMR 1996 Trust III, a New York trust and an existing investor in the company (the "Trust") pursuant to the terms of that certain unsecured subordinated convertible promissory note dated July 15, 2008 (the "Trust Note"). Mr. Ronald Katz, our chairman ("Mr. Katz") serves as co-trustee of the Trust; however, Mr. Katz is not affiliated with the Trust beneficiaries. The Trust Note matures on October 31, 2008, or upon an earlier equity financing in which we raise an aggregate of Four Million Five Hundred Thousand Dollars ($4,500,000) in net proceeds.

         The outstanding principal balance and accrued interest, which we refer to as the outstanding balance, is due in full at maturity. Interest accrues on the outstanding balance at the rate of fifteen percent (15%) per annum until maturity and twenty four percent (24%) per annum thereafter. Unpaid interest is capitalized monthly. We may prepay the outstanding balance at any time without penalty. The Trust may, at its option, convert all or a portion of the outstanding balance into the securities sold in our next equity financing transaction in which we raise at least Three Million Dollars ($3,000,000) in proceeds from investors, on the same terms as those investors. We intend to use the proceeds of the Trust Loan for working capital.

         In connection with the issuance of the Trust Note, on July 15, 2008, we also issued a five-year warrant to the Trust (the "Trust Warrant"), allowing purchase for cash of up to five hundred thousand (500,000) shares of our common stock at an exercise price of Thirty Cents ($0.30) per share. The Trust Warrant is first exercisable on July 15, 2009, or upon any earlier merger or acquisition of our company.

         As discussed below under the heading "Katz Draw Down," in Item 2.03, we previously entered into the Katz Registration Rights Agreement (defined below), pursuant to which we agreed to register for resale the shares of common stock issuable upon exercise of the Katz Warrant (defined below) on the next registration statement we file with the Securities and Exchange Commission ("SEC") relating to an offering for any of our equity securities, other than a registration statement relating to equity securities to be issued solely in connection with an acquisition of another entity, in an exchange offer for our securities, or in connection with stock option or other employee benefit plans. In connection with the Trust Loan, on July 15, 2008, we entered into that certain First Amendment to Registration Rights Agreement to amend the Katz Registration Rights Agreement (the "Amended Registration Rights Agreement") to add the Trust as a party and to extend the registration rights to include the shares the Trust may purchase upon exercise of the Trust Warrant. Under the terms of the Amended Registration Rights Agreement, we have agreed to register for resale the shares of common stock issuable upon exercise of both the Katz Warrant and the Trust Warrant on the next registration statement we file with the SEC relating to an offering for any of our equity securities, other than a registration statement relating to equity securities to be issued solely in connection with an acquisition of another entity, in an exchange offer for our securities, or in connection with stock option or other employee benefit plans.

         A complete copy of the Trust Note, the Trust Warrant and the Amended Registration Rights Agreement are filed as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated herein by reference. The foregoing descriptions of the terms of these agreements are qualified in their entirety by reference to such exhibits.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

LOAN FROM SMR TRUST

         On July 15, 2008, in connection with the Trust Loan, we issued the Trust Note to the Trust in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) which is due and payable as set forth in Item 1.01 above, which is incorporated herein by reference. Additional terms and conditions of the Trust Loan are set forth in Item 1.01 above and incorporated herein by reference.


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KATZ DRAW DOWN

         As previously disclosed in our Current Report on Form 8-K filed with the SEC on June 17, 2008, we previously entered into a securities purchase agreement on June 11, 2008 (the "Purchase Agreement") with Mr. Katz. Pursuant to the Purchase Agreement, we issued Mr. Katz a subordinated convertible unsecured revolving promissory note (the "Katz Note") on June 11, 2008, for an aggregate principal amount of up to One Million Dollars ($1,000,000) which we may draw down in one or more installments, subject to Mr. Katz's approval. On June 11, 2008, we previously borrowed Seventy Five Thousand Dollars ($75,000) under the Katz Note (the "Prior Draw Down"). On July 9, 2008, we borrowed an additional Seventy Five Thousand Dollars ($75,000) under the Katz Note (the "Additional Draw Down").

         We are required to repay any principal we borrow under the Katz Note, plus all accrued and unpaid interest, on the earlier of: (i) July 31, 2008, or
(ii) upon the occurrence of certain insolvency, bankruptcy, liquidation or similar events. The loaned amounts accrue interest at ten percent (10%) per annum until maturity and twenty four percent (24%) per annum thereafter. Interest is payable monthly in arrears, and may, at our option, either be capitalized and added to the outstanding principal balance of the Katz Note, or paid to Mr. Katz in cash. Mr. Katz may, at his option, convert all or a portion of the principal and accrued interest into the securities sold in our next equity financing transaction in which we raise at least Three Million Dollars ($3,000,000), on the same terms as the securities purchased by the other investors in the financing. We expect to use the proceeds of the advances made under the Katz Note from time to time for working capital purposes.

         In addition, in connection with the Purchase Agreement, we also issued Mr. Katz a warrant (the "Katz Warrant") to purchase a number of shares of our common stock equal to the quotient of the aggregate funds advanced to us under the Katz Note, divided by One Dollar Twenty Five Cents ($1.25), for up to a maximum of eight hundred thousand (800,000) shares of our common stock. In connection with the Prior Draw Down on June 11, 2008, the Katz Warrant became exercisable for sixty thousand (60,000) shares of our common stock. In connection with the Additional Draw Down on July 9, 2008, the Katz Warrant became exercisable for an additional sixty thousand (60,000) shares of our common stock, so that, as of July 9, 2008, the Katz Warrant was exercisable for an aggregate of one hundred twenty thousand (120,000) shares of our common stock. The Katz Warrant is exercisable at an exercise price of Thirty Cents ($0.30) per share commencing on June 11, 2009 (or earlier in the event of a fundamental transaction, as defined in the Katz Warrant), and expires on June 11, 2014.

         In addition, in connection with the Purchase Agreement, on June 11, 2008, we also entered into a registration rights agreement with Mr. Katz (the "Katz Registration Rights Agreement"), pursuant to which we agreed to register for resale the shares of common stock issuable upon exercise of the Katz Warrant on the next registration statement we file with the SEC relating to an offering for any of our equity securities, other than a registration statement relating to equity securities to be issued solely in connection with an acquisition of another entity, in an exchange offer for our securities, or in connection with stock option or other employee benefit plans. The Katz Warrant is currently exercisable for an aggregate of one hundred twenty thousand (120,000) shares of our common stock and all of these shares are eligible for registration pursuant to the Katz Registration Rights Agreement (as now amended pursuant to the Amended Registration Rights Agreement as discussed in Item 1.01 above).

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         On July 9, 2008, in connection with the Additional Draw Down, the Katz Warrant became exercisable for an additional sixty thousand (60,000) shares of our common stock, so that, as of July 9, 2008, the Katz Warrant was exercisable for an aggregate of one hundred twenty thousand (120,000) shares of our common stock. The Katz Warrant is exercisable at an exercise price of Thirty Cents ($0.30) per share commencing on June 11, 2009 (or earlier in the event of a fundamental transaction, as defined in the Katz Warrant), and expires on June 11, 2014.

         On July 15, 2008, in connection with the Trust Loan, the Trust Warrant was issued for five hundred thousand (500,000) shares of our common stock. The Trust Warrant will become exercisable at an exercise price of Thirty Cents ($0.30) per share commencing on July 15, 2009 (or upon any earlier merger or acquisition of our company), and expires on July 15, 2013.

         We offered and sold the Katz Note, Katz Warrant, Trust Note and Trust Warrant (the "Loan Documents") without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Loan Documents may not be offered or sold in the United States except pursuant to an applicable exemption from registration under

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the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act. An appropriate legend was placed on the Loan Documents, and will be placed on the shares issuable upon exercise of the Katz Warrant or Trust Warrant or conversion of the Katz Note or Trust Note, except for shares registered for resale under the Securities Act prior to issuance.

         This Current Report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described herein. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

          (d)  Exhibits

NUMBER   DESCRIPTION


99.1 Unsecured Subordinated Convertible Promissory Note with SMR 1996 Trust III dated July 15, 2008.

99.2     Warrant Agreement with SMR 1996 Trust III dated July 15, 2008.

99.3 First Amendment to Registration Rights Agreement with Ronald Katz and SMR 1996 Trust III dated July 15, 2008.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 15, 2008                           MICROISLET, INC.


                                                 By: /s/ Michael J. Andrews
                                                     ---------------------------
                                                      Michael J. Andrews
                                                      Chief Executive Officer